Exhibit 99.2

HomeBanc Corp.

Earnings Conference Call For the Three and Nine Month Periods Ended September 30, 2004

Forward Looking Statement

SPECIAL CAUTIONARY NOTICE

REGARDING FORWARD-LOOKING STATEMENTS

Certain statements made or incorporated by reference in this Report are “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, or the “Exchange Act.” Such forward-looking statements include statements regarding the Company’s guidance for the fourth quarter; expectations about reductions in GAAP losses; loan origination volume during the fourth quarter and subsequent periods; estimates of potential gain on sale that may have been retained if loans held for investment had been sold; the impact on the Company of the hurricane-related disruptions; estimates of potential annual real estate selling volume from our strategic marketing alliances; and our ability to achieve continued success in execution of our strategy. Such forward-looking statements are based on information presently available to the Company’s management and are subject to various risks and uncertainties, including, without limitation, risks of changes in interest rates on our mortgage loan production and our interest sensitive assets and liabilities; interest rate risks and credit risks of customers; loan loss experience and the rate of loan charge-offs; risks inherent in originating mortgage loans; loss experience arising from alleged breaches of representations and warranties provided under our repurchase agreements with third parties; risks related to our execution of our new business strategy and our ability to meet the requirements for operation as a REIT; the failure of assumptions underlying the establishment of reserves for possible loan and contingency losses and other estimates; and the other risks described in the company’s SEC reports and filings under “Special Cautionary Notice Regarding Forward Looking Statements” and “Risk Factors.” You should not place undue reliance on forward-looking statements since the statements speak only as of the date that they are made. The Company has no obligation and does not undertake to publicly update, revise or correct any of the forward-looking statements after the date of this press release, or after the respective dates on which such statements otherwise are made, whether as a result of new information, future events or otherwise.

HomeBanc Participants

Patrick Flood – Chairman and CEO

Kevin Race – President, COO and CFO

Carol Knies – Investor Relations Manager

Industry Overview

(In Billions, except %) 2003 2004 2005 MBA Total Volume $3,810 $2,669 $2,122 MBA Purchase $1,280 $1,480 $1,445 MBA Refinance $2,530 $1,189 $677 ARM Share % 19% 35% 37%

Source: Mortgage Bankers Association Long-Term Mortgage Finance Forecast as of October 19, 2004

Highlights for Q3 2004

Declared first quarterly dividend of $0.12 per common share

REIT taxable earnings (1) of $5.4 million for the three month period

Portfolio assets increased to $2.0 billion as of September 30, 2004

Mortgage origination volume of $1.43 billion for the three months ended September 30, 2004

(1) REIT taxable earnings is a non-GAAP financial measure. The most comparable GAAP measure is consolidated GAAP earnings. Federal tax laws calculate REIT taxable earnings in a manner that, in certain respects, differs from the calculation of consolidated GAAP earnings. Management believes that REIT taxable earnings is an additional meaningful measure of the Company’s operating performance. The Company uses REIT taxable earnings as the basis for establishing the amount of dividends payable to holders of the Company’s common stock. A reconciliation of REIT taxable earnings to consolidated GAAP earnings is provided at the end of this presentation.

HomeBanc’s Strategy

Profitability Purchase Product Process People

+ Associate Satisfaction + Customer Satisfaction + Market Share = Net Income

People (Associate Satisfaction)
Great Places To Work

- Awards:
  - September – *Atlanta Business Chronicle* – Atlanta's A+ Employers named HomeBanc #2 in the large employer category
  - September – Georgia Society of Human Resource Managers awarded HomeBanc Grand Prize Winner in Professional Excellence
  - July - *Orlando Sentinel* - #12 in Top 100 Companies for Working Families
  - July - *La Vision* (only Hispanic daily newspaper in Atlanta) named HomeBanc 2004 Corporation of the Year
- HomeBanc productivity – 2x peers according to MBA stats
- Key staff additions
  - Chief Accounting Officer – Mike Barber
  - Chief Investment Officer – John Kubiak

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HOMEBANC Corp

HomeBanc Productivity vs. MBA

Average Producing HMB Loan Officers

700 600 500 400 300 200

2002 2003 2004E 2005E

HMB Loan Officer Productivity

($Millions)

1 2 3

Mortgage Originator’s Top Rookie Originators

Rookies ranked in top 75 2002 2003

HomeBanc 13 14

A. Anderson Scott 9 0

Mortgage Master 4 10

SunTrust 0 5

Companies with 3 or less 49 46

Total 75 75

Purchase Mortgage Origination Productivity

Avg. sales per loan officer ($mm)

2003

HomeBanc

$9.5

Large lender

$7.4

Mortgage industry

$5.8

Mega lender

$4.5

Year of employment

Source: Mortgage Originator, MBA/Stratmor Peer Group, Company information

Process (Customer Satisfaction) Loan Closing Survey Results

Overall Customer Satisfaction Levels are Up for Both Q3 and the Year

2004 2003 Change Q3 75.69% 67.50% 8.19%

YTD 76.13% 70.14% 5.99%

YTD 2004 response rate is 69%

#1 Recommended Mortgage Provider in nationwide study published by Inside Mortgage Finance / Campbell Communications in April 2004

Process (Customer Satisfaction) Customer Service Guarantees Money-Back CSG Redemptions

1.20% 1.00% 0.80% 0.60% 0.40% 0.20% 0.00%

1.00%

0.54%

0.43%

0.74%

0.43%

2000 2001 2002 2003 2004 YTD

Product (Customer Satisfaction)

Consultative Selling Approach

Consultative Selling

Highly trained sales force (Boot Camp) Point-of-sale technology: Loan Advisor Tailor product solutions Diversified product set

YTD 2004 Origination Breakdown

21% FRM

HomeBanc

79% ARM

63% FRM

Industry

37% ARM

Source: HomeBanc internal data 2004, MBA

Product (Customer Satisfaction) Product Mix Composition

Three Months Ended September 30, 2004

Mix of Variable and Fixed Products for the Quarter

Q3 % of Q3% (In Billions) 2004 Total 2003 Change

Adj. Rate Volume $1.2 82% $0.9 30% Fixed Rate Volume $0.2 18% $0.7 -66% Total $1.4 100% $1.6

Product (Customer Satisfaction) Product Mix Composition

Nine Months Ended September 30, 2004

Mix of Variable and Fixed Products for the Period

YTD % of YTD %

(In Billions) 2004 Total 2003 Change

Adj. Rate Volume $ 3.4 79% $ 2.4 41%

Fixed Rate Volume $ 0.9 21% $ 2.3 -60%

Total $ 4.3 100% $ 4.7

Purchase

Market Share / Growth

HomeBanc historical CAGR rate through 2003 is 26% compared to industry historical CAGR of 11.5% Atlanta Business Chronicle named HomeBanc Mortgage Corporation #1 in purchase mortgage lender for 13th consecutive year in October 2004 HomeBanc purchase strategy:

100% Retail Organic growth Customer Service

Strategic Marketing Alliances

Purchase

Exclusive Strategic Marketing Alliances

Purchase

Strategic Marketing Alliances

As of September 30, 2004

2004 2003 % Change # of Alliances 140 95 47%

# of Locations 266 180 48%

Estimated potential annual real estate volume of $19 billion for 2004 based on alliance partners’ forecast.

Purchase

Total Loan Volume

Three Months Ended September 30, 2004

(In Billions) Q3 2004 % of Total Q3 2003 % Change

Purchase Volume $1.2 85% $1.1 6%

Refinance Volume $0.2 15% $0.5 -58%

Total Loan Volume $1.4 100% $1.6 -14%

Purchase

Total Loan Volume

Nine Months Ended September 30, 2004

(In Billions) YTD 2004 % of Total YTD 2003 % Change

Purchase Volume $3.4 79% $3.0 15%

Refinance Volume $0.9 21% $1.7 -49%

Total Loan Volume $4.3 100% $4.7 -8%

Profitability

Highlights

Dividends declared of $0.12 per share based on REIT taxable earnings (1) Consolidated GAAP net loss of $19.8 million or ($0.61) per share for three months ended September 30, 2004 Consolidated GAAP net loss of $36.2 million or ($2.37) per share for nine months ended September 30, 2004 Total consolidated revenues of $11.4 million for three months ended September 30, 2004 Total production volume of $1.43 billion Total loans retained for investment for the three months ended September 30, 2004 of $1.0 billion, or 70% of new loan volume Total loans held for investment at September 30, 2004 of $2.0 billion

(1) REIT taxable earnings is a non-GAAP financial measure. The most comparable GAAP measure is consolidated GAAP earnings. Federal tax laws calculate REIT taxable earnings in a manner that, in certain respects, differs from the calculation of consolidated GAAP earnings. Management believes that REIT taxable earnings is an additional meaningful measure of the Company’s operating performance. The Company uses REIT taxable earnings as the basis for establishing the amount of dividends payable to holders of the Company’s common stock. A reconciliation of REIT taxable earnings to consolidated GAAP earnings is provided at the end of this presentation.

Tax Exempt

REIT TAX EARNINGS $5.4 million

GAAP Consolidated Earnings

($19.8) million

Taxable

HBMC (TRS) TAX EARNINGS

($0.9) million

Profitability

REIT Portfolio Net Interest Margin

As of September 30, 2004

Loans HFI: ($ Millions) WAC

Securitized $970

Non-securitized 1,043

Total Loans $2,013 3.92%

*Debt:

Collateralized debt obligations 948

Other 901

Total Debt $1,849 2.65%

Net Interest Margin 1.27%

REIT Equity $163

**REIT ROE 15.68%

*Debt shown is a non-GAAP financial measure defined as debt funding of loans held by the Company for investment, including the impact of hedges but excluding the carrying value of equity. The most comparable GAAP measure is debt as shown on the Company’s consolidated balance sheet. Management believes that Debt as presented is an additional meaningful measure of the Company’s financial condition and used this measure to forecast estimated net interest margin. A reconciliation of Debt as presented is provided at the end of this presentation.

**REIT ROE is a non-GAAP financial measure calculated as net interest margin divided by percent of equity held against the portfolio. Management believes that REIT ROE is an additional meaningful measure of the Company’s financial condition and uses this measure to estimate REIT dividends.

Profitability

Portfolio Composition

As of September 30, 2004

Type %

1 Mo. LIBOR ARMs 18.2%

6 Mo. LIBOR ARMs 58.4%

3/6 Hybrid ARM 5.6%

5/6 Hybrid ARM 12.9%

Other 4.9%

Total 100.0% $2.0 billion

Average FICO 726

Average 1st mtg LTV 78.4%

Profitability

Duration Gap Based on Interest Rate Resets

As of September 30, 2004

Avg. Months to Interest Rate Reset

Loans 13.6 months

Debt (1.0) months

Interest Reset Gap Unadjusted 12.6 months

Effect of Hedges (9.9) months

Net Interest Rate Duration Gap 3.2 months

Profitability

Securitization

Second Securitization Completed October 29, 2004

Transaction

Total Notes Sold to Investors $876.8 million

Retained by HomeBanc $18 million (rated BBB/Baa2)

$ 3.1 million (OC)

(combined 2.35% of total)

Weighted Avg. Bond Coupon 1 mo. LIBOR + .43%

Profitability

Securitization

Second Securitization Completed October 29, 2004

Loan Product Mix

6 month I/O $374.6 million 41.7%

1 month I/O 218.0 million 24.3%

3/6 Hybrid 92.5 million 10.3%

5/6 Hybrid 212.8 million 23.7%

Total Collateral $897.9 million 100%

Initial Weighted Avg. Loan 4.25% = 1 mo. LIBOR + 2.3%

Coupon

Avg. Months to Interest Reset 24 months

Profitability

Estimated Impact of Hurricane(s)

Third quarter loan origination volume reflected lower production volume of approximately $50 million due to delayed loan closings Estimated decreased loan volume, after taking into account the $50 million of loans whose closing has been delayed from the third quarter, of $100 million to $125 million in fourth quarter 2004 Second securitization transaction delayed one month, increasing interest expense and giving rise to higher expenses incurred for property re-inspections These impacts are estimated to result in a $0.01 to $0.02 per share in REIT taxable earnings in fourth quarter 2004

Profitability

Q4 Guidance

Fourth Quarter 2004 Estimates

HBMC (TRS) loan production of approximately $1.25 billion Expected total REIT (HBC) loan portfolio at December 31 of $2.8 billion to $2.9 billion Securitization funding of $1.84 billion in 2004 will approximate 63% of REIT portfolio assets Next securitization of approximately $1 billion planned for first quarter of 2005 Estimated REIT taxable earnings per share of $0.16 to $0.18 based on 45,501,117 shares outstanding at September 30, 2004

Profitability

Dividend Reinvestment and Stock Purchase Plan

An enrollment opportunity for our Dividend Reinvestment and Stock Purchase Plan will be offered to shareholders of record later this month SunTrust Bank is plan administrator For information on plan and registration materials – contact SunTrust Bank at 800-568-347

Non-GAAP Reconciliation

REIT Taxable Income

Three Months Ended Nine Months Ended

(In thousands) September 30, 2004 September 30, 2004

REIT Taxable Income $5,443 $5,443

Taxable REIT Subsidiaries

Taxable Income (936) (27,866)

GAAP Eliminations (24,317) (13,807)

Consolidated GAAP Loss ($19,810) ($36,230)

As a Reminder

An audio recording of this conference call will be available through November 24, 2004. To listen to the recording, please dial 800-405-2236. The replay access code is 11013955.

An audio recording and a copy of this slide presentation will be available on the HomeBanc website within 24 hours at www.FullDisclosure.com and www.HomeBanc.com.

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